UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2025

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Sono Group N.V.

(Exact name of registrant as specified in its charter)

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The Netherlands (State or other jurisdiction of incorporation)	001-41066 (Commission File Number)	98-1828632 (IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany (Address of principal executive offices)	80935 (Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	SSM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information under Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, Sono Group N.V. (the “Company”) and YA II PN, Ltd. (“Yorkville”), entered into (i) a securities purchase agreement, dated December 30, 2024 (as amended, the “Securities Purchase Agreement”), pursuant to which the Company agreed to sell and issue to Yorkville a new convertible debenture (the “Debenture”) in the aggregate principal amount of $5,000,000 and (ii) an exchange agreement, dated December 30, 2024 (as amended, the “Exchange Agreement”), pursuant to which the Company agreed to issue shares of preferred stock of the Company to Yorkville in exchange for the surrender and cancellation of all of the debentures held by Yorkville. The obligations of the parties under the Securities Purchase Agreement and the Exchange Agreement are subject to certain conditions and limitations as previously disclosed by the Company. The Company and Yorkville subsequently entered into nine Omnibus Amendments to Transaction Documents, respectively dated February 12, 2025 (the “First Omnibus Amendment”), March 7, 2025 (the “Second Omnibus Amendment”), March 25, 2025 (the “Third Omnibus Amendment”), April 24, 2025 (the “Fourth Omnibus Amendment”), May 26, 2025 (the “Fifth Omnibus Amendment), July 6, 2025 (the “Sixth Omnibus Amendment”), August 6, 2025 (the “Seventh Omnibus Amendment”), August 6, 2025 (the “Eighth Omnibus Amendment) and August 15, 2025 (the “Ninth Omnibus Amendment”), pursuant to which the Company and Yorkville agreed to modify certain terms of the Securities Purchase Agreement and the Exchange Agreement.

On September 5, 2025, the Company and Yorkville entered into a tenth Omnibus Amendment to Transaction Documents (the “New Omnibus Amendment”), pursuant to which the parties agreed to modify the terms of the Securities Purchase Agreement, the Exchange Agreement and certain convertible debentures previously issued by the Company.

Pursuant to the New Omnibus Amendment, the parties agreed to modify the terms of the Securities Purchase Agreement to, among other things, (1) increase the aggregate principal amount of the Debenture by an additional $2,200,000 for a total of $7,200,000, (2) provide for an immediate advance by Yorkville to the Company of $3,409,460, which comprises of the remaining $1,209,460 of the original $5,000,000 commitment and the entirety of the additional $2,200,000 commitment, in the form of a secured convertible debenture in the aggregate principal amount of $3,409,460, entered into by the Company and Yorkville on September 5, 2025 (the “Seventh Debenture”). As previously disclosed, a prior advance of $1,000,000 was funded on February 12, 2025 in connection with the First Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $1,000,000 (the “First Debenture”), a second advance was funded on March 25, 2025 in connection with the Third Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $1,000,000 (the “Second Debenture”), a third advance was funded on April 24, 2025 in connection with the Fourth Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $500,000 (the “Third Debenture”), a fourth advance was funded on May 26, 2025 in connection with the Fifth Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $750,000 (the “Fourth Debenture”), a fifth advance was funded on August 6, 2025 in connection with the Eighth Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $190,000 (the “Fifth Debenture”), a sixth advance was funded on August 15, 2025 in connection with the Ninth Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $350,540 (the “Sixth Debenture” and together with the First Debenture, the Second Debenture, the Third Debenture, the Fourth Debenture, the Fifth Debenture and the Seventh Debenture, the “Advance Debentures”). As a result of the issuance of the Advance Debentures, and pursuant to the New Omnibus Amendment, the Debenture will collectively consist of the Advance Debentures with an aggregate principal amount of $7,200,000 for purposes of the transactions contemplated by the Exchange Agreement. In addition, pursuant to the New Omnibus Amendment, the Management Board has resolved to issue an additional 159 Preferred Shares and upon the satisfaction of the terms and conditions of the Exchange Agreement shall issue such additional Preferred Shares (in addition to the 1,242 Preferred Shares to be issued pursuant to the Exchange Agreement) to Yorkville in exchange for the surrender and cancellation of the additional indebtedness incurred to Yorkville under the Seventh Debenture, which shall be deemed part of the “Exchange” as defined in the Exchange Agreement.

The Seventh Debenture will mature on September 5, 2026, which maturity date may be extended at the option of Yorkville. Further, interest accrues on the outstanding principal balance of the Seventh Debenture at an annual rate of 12%, which will increase to an annual rate of 18% upon an Event of Default (as defined in the Seventh Debenture) for so long as such Event of Default remains uncured. Yorkville will have the right to convert the Seventh Debenture into ordinary shares of the Company (“Ordinary Shares”) at the lower of (i) a price per Ordinary Share equal to $18.75 or (ii) 85% of the lowest daily volume weighted average price of the Ordinary Shares during the seven consecutive trading days immediately preceding the conversion date or other date of determination (the “Variable Conversion Price”); provided, that the Variable Conversion Price may not be lower than a price per share equal to 20% of the closing sale price of the Ordinary Shares on the trading day immediately prior to the entry into the Seventh Debenture (the “Floor Price”) (provided that such Floor Price may reduced by the Company from time to time upon written notice to Yorkville) or the nominal value of one Ordinary Share. Net proceeds to the Company from the Seventh Debenture were $3,409,460.

Pursuant to the New Omnibus Amendment, the parties agreed include additional covenants in connection with the transaction contemplated by the Securities Purchase Agreement and the Exchange Agreement, which include, among other things, the Company’s agreement to use commercially reasonable efforts to effect a redomiciliation of the Company from the Netherlands to a jurisdiction within the United States (the “Redomiciliation”) as promptly as practicable, and in any event within six months following the date of the New Omnibus Amendment.

The foregoing description of the New Omnibus Amendment and the Seventh Debenture does not purport to be complete and is qualified in its entirety by the terms of the New Omnibus Amendment and the Seventh Debenture, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 4, 2025, on September 4, 2025, the Company received notice from the Nasdaq Capital Market (“Nasdaq”) that the Ordinary Shares have been approved for listing on Nasdaq (the “Uplisting”). The Ordinary Shares commenced trading on Nasdaq on September 5, 2025 under the ticker symbol “SSM”.

On September 5, 2025, the Company issued a press release announcing the Uplisting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description of Exhibit

10.1	Tenth Omnibus Amendment to Transaction Documents dated September 5, 2025

10.2	Secured Convertible Debenture dated September 5, 2025

99.1	Press Release, dated September 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ George O’Leary
	Name:	George O’Leary
	Title:	Managing Director

Date: September 5, 2025